SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check  the  appropriate  box:
|X|  Preliminary  Proxy  Statement          |_| Confidential For Use of the
                                                Commission Only (as  Permitted
                                                by  Rule  14a-6(e)(2))

|_  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                           NEW YORK HEALTH CARE, INC.
                       -----------------------
            (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

     ------------------------------------------------------------------------
(5)  Total  fee  paid:

     ------------------------------------------------------------------------
|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

     ------------------------------------------------------------------------
(2)  For,  Schedule  or  Registration  Statement  No.:

     ------------------------------------------------------------------------
(3)  Filing  Party:

     ------------------------------------------------------------------------
(4)  Date  Filed:

     ------------------------------------------------------------------------

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To  the  Shareholders  of  New  York  Health  Care,  Inc.:

     A Special Meeting of Shareholders of New York Health Care, Inc. (the "Company") will be held at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York 11223, on December 30, 1999 at 10:00 A.M., local time, for the purpose of considering and voting upon the approval and adoption of the following:

     1. To approve an amendment to the Certificate of Incorporation (the "Certificate") to effect a one-for-two reverse stock split of the issued and outstanding shares of the Company's Common Stock at the discretion of the Board of Directors;

     2. To approve an amendment to the Certificate providing that shareholder action requiring a vote may be taken without a meeting upon written consent signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voting;

     3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     Only holders of record of the Company at the close of business on December 3, 1999 will be entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof.

                                  By  Order  of  the  Board  of  Directors

                                  /s/  Jacob  Rosenberg
                                  ---------------------------------
                                       Jacob  Rosenberg,  Secretary

                                    IMPORTANT


MANAGEMENT IS NOT SOLICITING PROXIES FROM SHAREHOLDERS FOR THE PURPOSE OF VOTING AT THE SPECIAL MEETING BECAUSE IT BELIEVES THAT MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK WILL BE PRESENT AT THE SPECIAL MEETING AND WILL BE VOTING IN FAVOR OF THE ACTIONS BEING PROPOSED. YOU ARE WELCOME TO ATTEND THE SPECIAL MEETING IN PERSON, OR BY PROXY, AS YOU MAY CHOOSE. ANY PROXY YOU MAY GIVE TO ANOTHER PERSON MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223




                                                         December  15,  1999

Dear  Shareholders:

     As President of New York Health Care, Inc. (the "Company"), I cordially invite you to attend the Special Meeting of the Shareholders to be held on December 30, 1999 at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York, at 10:00 A.M. for the purpose of (i) approving an amendment to the Certificate of Incorporation (the "Certificate") to effect a one-for-two reverse stock split of the issued and outstanding shares of the Company's Common Stock at the discretion of the Board of Directors; (ii) to approve an amendment to the Certificate providing that shareholder action requiring a vote may be taken without a meeting upon written consent signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voting; and (iii) to conduct such other business as may properly come before the Special Meeting and any adjournment or adjournments thereof.

     Management is not soliciting proxies from shareholders for this Special Meeting because it believes that more than a majority of outstanding shares of Common Stock will be present at this Special Meeting and will be voting in favor of the proposals. You may attend the Special Meeting in person or by proxy. Any proxy you give to another person may be revoked by you at any time before it is voted.

                                        Very  truly  yours,

                                        NEW  YORK  HEALTH  CARE,  INC.


                                        By:     /s/  Jerry  Braun
                                                -----------------------------
                                                     Jerry  Braun,  President

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                               BROOKLYN, NY  11223

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 30, 1999

                              INFORMATION STATEMENT


GENERAL  INFORMATION

     This Information Statement is furnished to stockholders of New York Health Care, Inc., a New York corporation ("NYHC" or the "Company"), in connection with the Special Meeting of Stockholders to be held on Thursday, December 30, 1999, at 10:00 A.M., local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Special Meeting accompanying this Information Statement. The Special Meeting will be held at the Company's offices at 1850 McDonald Avenue, Brooklyn, New York 11223.

     These materials are first being mailed on or about December 15, 1999 to all stockholders entitled to vote at the Special Meeting.

NO  PROXY  SOLICITATION

     Management is not soliciting proxies from shareholders for the purpose of voting at the Special Meeting because it believes that more than a majority of the outstanding shares of Common Stock will be present at the Special Meeting and will be voting in favor of the actions being proposed. You are welcome to attend the Special Meeting in person, or by proxy, as you may choose. Any proxy you may give to another person may be revoked by you at any time before it has been voted.

VOTING

     Distribution of the Notice of Special Meeting and this Information Statement will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the materials regarding the Special Meeting to beneficial owners of the Company's Common Stock.

     Only stockholders of record at the close of business on December 3, 1999 are entitled to notice of and to vote at the Special Meeting. As of December 3, 1999, 3,688,230 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Special Meeting, stockholders will be entitled to cast one vote for each share held of record on December 3, 1999. The Company's By-Laws do not provide for cumulative voting by stockholders.

     A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Each matter to be submitted to a vote of the stockholders must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Special Meeting. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Special Meeting for the transaction of business and should also be counted in tabulating votes cast on proposals presented to stockholders.

     The shares represented by all valid proxies will be voted in accordance with the specifications therein. Management believes that a majority of the shares of Common Stock and Preferred Stock will be present at the Special
Meeting and will be voting in favor of the proposals for amendment of the Certificate of Incorporation to authorize the 1-for-2 reverse stock split of the Common Stock, as well as amendment of the Certificate to permit shareholder action without a meeting upon the written consent of sufficient shares to take such action. The Company does not presently know of any other business which will be brought before the Special Meeting.


                                   PROPOSAL 1:

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                 TO EFFECT A 1-FOR-2 REVERSE STOCK SPLIT AT THE
                      DISCRETION OF THE BOARD OF DIRECTORS

     The Company currently has 12,500,000 shares of authorized Common Stock and 2,000,000 shares of authorized Preferred Stock. As of the date of this information statement, the Company has issued and outstanding a total of 3,688,230 shares of Common Stock and 480,000 shares of Class A Convertible Preferred Stock, each share of which is convertible at any time into a share of Common Stock.

     If the reverse stock split is authorized by the stockholders, the Board of Directors will have the discretion to implement it at any time until December 31, 2000, or to decline to implement it and have no reverse stock split at all.

     The purpose of the reverse stock split is to increase the market value of the Company's Common Stock and to maintain its listing on the Nasdaq Small Cap Market, which requires a minimum price of $1.00 per share. The Board of Directors intends to effect the reverse stock split only if it believes that a decrease in the number of shares outstanding may improve the trading market for the Common Stock. If the trading price of the Common Stock increases without a reverse split, it may not be necessary to effect. If no reverse stock split is effected by December 31, 2000, the Board's authority to effect a reverse stock split will terminate.

     The Board of Directors has approved the proposed discretionary reverse stock split and will submit the proposal to the stockholders for approval at the Special Meeting.

VOTE  REQUIRED

     The affirmative vote of the majority of the outstanding shares of Common Stock and Preferred Stock is required to approve the proposal.

EFFECT  OF  THE  REVERSE  STOCK  SPLIT

     Consummation of a reverse stock split will reduce the number of authorized shares of Common Stock from 12,500,000 to 6,250,000. Voting rights and other rights of stockholders will not be altered by an reverse stock split, except where a small stockholder may own only a fractional interest after a reverse stock split, in which event such a stockholder will be paid for the fractional interest as set forth below and cease to be a stockholder. Consummation of a reverse stock split will have no material federal tax consequences to stockholders.

     The Company's Common Stock is listed for trading on the Nasdaq SmallCap Market. On the record date, December 3, 1999, the reported closing price of the Common Stock was $.688 per share.

     The Company has received a notice from the Nasdaq SmallCap Market that, by reason of the fact that the Company's shares of Common Stock have had a closing price of under $1.00 per share for 30 consecutive trading days, those shares will be delisted on or after March 7, 2000, unless it maintains a closing price of at least $1.00 per share for 10 consecutive trading days prior to that time. A reverse stock split may be necessary in order for the trading price of the Common Stock to attain the level required to maintain the listing of the Common Stock on the Nasdaq SmallCap Market. A delisting of the Company's Common Stock from the Nasdaq SmallCap Market may limit the effective marketability of the Common Stock. Certain policies and practices within the securities industry tend to discourage individual brokers from dealing in lower-priced stocks. The brokerage commission on a purchase or sale of a lower-priced stock may also represent a higher percentage of the price than a commission on a higher-priced issue.

     The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding may result in an increase in the trading price of those shares to the level required for a Nasdaq SmallCap Market-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from any reverse stock split.

     The par value of the Common Stock will remain at $.01 following any reverse stock split, and the number of shares of Common Stock outstanding will be reduced by 50%. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the reverse stock split provides that this increase in capital in excess of par value will be treated as capital for statutory purposes.

     The conversion ratios of any of the Company's outstanding stock options and securities having a conversion or redemption feature, such as the Class A Convertible Preferred Stock (each share of which will then be convertible into one-half share of Common Stock), will be correspondingly adjusted upon the consummation of any reverse stock split.

     The reverse stock split, if undertaken, will have the effect of reducing the number of outstanding shares of Common Stock to 1,844,115. With the limited exception of small stockholders who own only fractional share interests after a reverse stock split, the proportionate ownership interests of stockholders will not be affected by a reverse stock split. The Company believes that there are no shareholders as of December 3, 1999 who would have only fractional share interests after the reverse stock split.

     At the Effective Date, each share of Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") will be reclassified as and changed into one-half share of the Company's Common Stock, par value $.01 (the "New Common Stock"), subject to the treatment of fractional share interests as described in this Information Statement. Shortly after the effective date, the Company will send transmittal forms to the holders of Old Common Stock, to be used in forwarding their certificates of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock.

     No certificates or scrip representing fractional share interests in the New Common Stock will be issued and no such fractional share interests will entitle the holder thereof to any rights as a stockholder of the Company. In lieu of such fractional share interests, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will, at the discretion of the Board, either be (i) paid cash by the Company upon surrender of certificates representing Old Common Stock held by such holder in an amount equal to the product of such fraction multiplied by the closing price of the Old Common Stock on the Nasdaq SmallCap Market on the Effective Date or, alternatively, (ii) the Company will make arrangements with, and provide assistance to, a third party who shall pool fractional share interests, sell them and return appropriate payment to the holders of fractional share interests in the amount appropriate.

                                   PROPOSAL 2:

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                 PERMITTING SHAREHOLDER ACTION WITHOUT A MEETING
                    ON THE WRITTEN CONSENT OF THE HOLDERS OF
                     OUTSTANDING SHARES HAVING NOT LESS THAN
                   THE MINIMUM NUMBER OF VOTES WHICH WOULD BE
                NECESSARY TO AUTHORIZE SUCH ACTION AT A MEETING.

     The Board of Directors has approved a proposed amendment to the Company's Certificate of Incorporation to permit shareholder action to be taken by a vote on written consent signed by the holders of a sufficient number of outstanding shares to constitute not less than the minimum number of votes which would be necessary to authorize or take such action at a shareholders meeting at which all shares entitled to vote were present and voted. The option of such an amendment will enable the Company and its shareholders to take action more promptly and less expensively than would be possible without such an amendment.

     The Board of Directors has approved this proposed amendment permitting action upon the written consent of shareholders constituting not less than a majority of all issued and outstanding shares and will submit the proposal to the stockholders for approval at the Special Meeting.

VOTE  REQUIRED

     The affirmative vote of the majority of the outstanding shares of Common Stock and Preferred Stock is required to approve the proposal.

EFFECT  OF  THE  AMENDMENT

      Adoption of the amendment will enable the Company's shareholders to take action by not less than a majority vote without having to go to the time and expense of calling a meeting or soliciting proxies, so long as a sufficient number of shares are willing to agree to such action by written consent.

STOCKHOLDER  PROPOSALS

     Proposals of the stockholders of the Company which are intended to be presented by stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than December 31, 1999 to be included in the proxy statement and form of proxy relating to the 2000 Annual Meeting.

OTHER  MATTERS

     The Company knows of no other matters to be brought before the Special Meeting. If any other business should properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.


                                 By  Order  of  the  Board  of  Directors.

                                 /s/  Jacob  Rosenberg
                                 ---------------------------------
                                      Jacob  Rosenberg,  Secretary

Dated:     Brooklyn,  New  York
           December  15,  1999